Exhibit 99.1

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Results

Added Record 64,000 Connections in Q4:17, up 129% Year-Over-Year

MALVERN, Pa. – August 22, 2017 – USA Technologies, Inc. (NASDAQ:USAT) (“USAT”), a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market, today reported results for its fourth quarter and fiscal year ended June 30, 2017.

Fourth Quarter Financial Highlights:

☐	Achieved record quarterly revenue of $34.3 million, a year-over-year increase of 56% marking the 31st consecutive quarter of growth

☐	Record net connections of 64,000, a year-over-year increase of 129%

☐	Quarterly record license and transaction fee revenue of $18.7 million, a year-over-year increase of 22%

☐	Operating income of $432,000, compared to an operating loss of $1.6 million in the prior year period

☐	Ended the quarter with $12.7 million in cash, which excludes $11.0 million of short-term finance receivables

☐	Quarterly GAAP net income of $0.2 million, or $0.01 per share, compared to a net loss of $(872,000), or $(0.02) per share for the prior year period

☐	Quarterly Non-GAAP net income of $0.2 million, or $0.01 per share, compared to Non-GAAP net loss of $(1.4) million, or $(0.04) per share for the prior year period

☐	Quarterly Adjusted EBITDA of $2.8 million, a year-over-year increase of 344%

Fiscal Year Financial Highlights:

☐	Record total revenue of $104.1 million, a year-over-year increase of 35%

☐	Record 568,000 net connections to ePort service as of June 30, 2017, representing a year-over-year increase of 32%

☐	Record net connections of 139,000, a year-over-year increase of 45%

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

☐	Achieved a record 12,700 total customers, a year-over-year increase of 15%

☐
Net loss was $(1.9) million, or $(0.06) per share, compared to a net loss of $(6.8) million, or $(0.21) per share for the fiscal year of 2016. The net loss for the fiscal year reflected a $1.5 million non-cash charge for the change in the fair value of warrant liabilities

☐	Non-GAAP net loss was $(0.2) million, or $(0.02) per share, compared to non-GAAP net loss of $(0.7) million, of $(0.04) per share for the prior year period

☐	Adjusted EBITDA of $7.1 million, a year-over-year increase of 18%

Fourth Quarter and Fiscal Year Financial Highlights, Connections & Transaction Data:

	As of and for the three months ended
	June 30,
(Connections and $'s in thousands, transactions in millions, eps is not rounded)	2017	2016	Change	% Change
Revenues:
License and transaction fees	$18,679	$15,263	$3,416	22.4%
Equipment sales	15,610	6,681	8,929	133.6%
Total revenues	$34,289	$21,944	$12,345	56.3%

License and transaction fee margin	32.8%	30.5%	2.3%

Equipment sales gross margin	8.9%	17.0%	-8.1%

Overall Gross Margin	21.9%	26.4%	(4.5%)

Operating income/(loss)	$432	$(1,578)	$2,010	127.4%

Net income/(loss)	$243	$(872)	$1,115	127.9%

Net loss per common shares - basic and diluted	$0.01	$(0.02)	$0.03	150.0%

Net cash provided by (used in) operating activities	$(2,476)	$1,273	$(3,749)	(294.5%)

Net New Connections	64,000	28,000	36,000	128.6%

Total Connections (at period end)	568,000	429,000	139,000	32.4%

Total Number of Transactions (millions)	114.8	89.3	25.5	28.6%

Transaction Volume (millions)	$225.6	$169.0	$56.6	33.5%

Adjusted EBITDA	$2,781	$626	$2,155	344.2%

Non-GAAP net income (loss)	$203	$(1,373)	$1,576	114.8%

Basic weighted average number of common shares outstanding	40,331,993	37,325,681	3,006,312	8.1%

Diluted weighted average number of common shares outstanding	40,772,482	37,325,681	3,446,801	9.2%

Non-GAAP net earnings (loss) per common share - basic and diluted	0.01	(0.04)	0.05	(125.0%)

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

	As of and for the year ended June 30,
($'s in thousands, transactions in millions)	2017	2016	Change	% Change
Revenues:
License and transaction fees	$69,142	$56,589	$12,553	22.2%
Equipment sales	34,951	20,819	14,132	67.9%
Total revenues	$104,093	$77,408	$26,685	34.5%

License and transaction fee margin	31.9%	32.7%	(0.7%)

Equipment sales gross margin	13.0%	16.7%	(3.7%)

Overall Gross Margin	25.6%	28.4%	(2.8%)

Operating (loss)/income	$135	$(1,467)	$1,602	(109.2%)

Net loss	$(1,852)	$(6,806)	$4,954	72.8%

Net loss per common shares - basic and diluted	$(0.06)	$(0.21)	$0.15	71.4%

Net cash provided by (used in) operating activities	$(6,771)	$6,468	$(13,239)	(204.7%)

Net New Connections	139,000	96,000	43,000	44.8%

Total Connections (at period end)	568,000	429,000	139,000	32.4%

Total Number of Transactions (millions)	414.9	315.8	99.1	31.4%

Transaction Volume (millions)	$803.0	$584.4	$218.6	37.4%

Adjusted EBITDA	$7,077	$5,983	$1,094	18.3%

Non-GAAP net income (loss)	$(166)	$(713)	$547	(76.7%)

Cumulative preferred dividends	(668)	(668)	—	0.0%

Net (loss) income applicable to common shares	(834)	(1,381)	547	(39.6%)

Basic weighted average number of common shares outstanding	39,860,335	36,309,047	3,551,288	9.8%

Diluted weighted average number of common shares outstanding	39,860,335	36,309,047	3,551,288	9.8%

Non-GAAP net earnings (loss) per common share - basic and diluted	(0.02)	(0.04)	0.02	(45.0%)

“Our fiscal fourth quarter performance capped a strong year for USA Technologies. We achieved record revenue, and added the highest number of connections to our ePort service in the company’s history.  We are executing well in an accelerating market and have exceeded our long-term goals of attaining $100 million in annual revenue and 500,000 connections this fiscal year,” said Stephen P. Herbert, USA Technologies’ chairman and chief executive officer. “Moreover, we strengthened our balance sheet by completing a follow-on offering at the end of July, raising $43.1 million in gross proceeds, to extend our leadership in the unattended retail payments industry with the flexibility to continue our organic growth and pursue potential inorganic growth opportunities that are accretive and strategically complementary. We are excited about the opportunity ahead of us and believe that we can continue to deliver returns for shareholders through increased growth and profitability.”

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

Fiscal Year 2018 Outlook

For the full fiscal year 2018, USA Technologies expects to add between 170,000 and 175,000 net new connections for the year, bringing total connections to a range of 738,000 to 743,000. The company expects total revenue to be between $122 million and $127 million and adjusted EBITDA to grow 35% to 50% to a range of $9.6 million to $10.6 million.

We have not reconciled our adjusted EBITDA outlook to GAAP net income (loss) due to the uncertainty and potential variability of the provision for (benefit from) income taxes, which is a reconciling item between adjusted EBITDA and GAAP net income (loss). Because this item cannot be reasonably predicted and could have a significant impact on the calculation of GAAP net income (loss), we have not provided guidance for GAAP net income (loss) or a reconciliation of our adjusted EBITDA outlook to GAAP net income (loss). Accordingly, a GAAP net income (loss) outlook and a reconciliation of adjusted EBITDA outlook to GAAP net income (loss) is not available without unreasonable effort. For information regarding the reconciliation of historical non-GAAP financial measures to the nearest comparable GAAP measures, see "Non-GAAP Financial Measures" and the reconciliation tables included in this press release under “Financial Schedules”.

Webcast and Conference Call

USA Technologies will host a conference call and webcast the event beginning at 8:30 a.m. Eastern Time today, August 22, 2017.

To participate in the conference call, please dial (866) 393-1608 approximately 10 minutes prior to the call. International callers should dial (224) 357-2194. Please reference conference ID # 67222406.

A live webcast of the conference call will be available at http://usat.client.shareholder.com/events.cfm.  Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software.  A telephone replay of the conference call will be available from 11:30 a.m. Eastern Time on August 22, 2017 until 11:30 a.m. Eastern Time on August 25, 2017 and may be accessed by calling (855) 859-2056 (domestic dial-in) or (404) 537-3406 (international dial-in) and reference conference ID # 67222406.  An archived replay of the conference call will also be available in the investor relations section of the company's website.

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

About USA Technologies

USA Technologies, Inc. is a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market. The company also provides a broad line of cashless acceptance technologies including its NFC-ready ePort® G-series, ePort® Connect, ePort® Interactive, QuickConnect, an API Web service for developers, and MORE., a customizable loyalty program. USA Technologies has 73 United States and foreign patents in force; and has agreements with Verizon, Visa, Chase Paymentech and customers such as Compass, AMI Entertainment and others. For more information, please visit the website at www.usatech.com.

Discussion of Non-GAAP Financial Measures:

This press release contains certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP (Generally Accepted Accounting Principles). Reconciliations between non-GAAP and GAAP measures are set forth above in Financial Schedules (D) and (H).

The following non-GAAP financial measures are discussed herein: adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net earnings (loss) per common share – basic and diluted. The presentation of these additional financial measures is not intended to be considered in isolation from, or superior to, or as a substitute for the financial measures prepared and presented in accordance with GAAP, including the net income or net loss of USAT or net cash provided/used by operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with USAT's net income or net loss as determined in accordance with GAAP. These non-GAAP financial measures are not required by or defined under GAAP and may be materially different from the non-GAAP financial measures used by other companies. USAT has provided above in Financial Schedules (D) and (H) the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

As used herein, non-GAAP net income (loss) represents GAAP net income (loss) excluding costs or benefits relating to any adjustment for fair value of warrant liabilities and non-cash portions of the Company’s income tax benefit (provision), non-recurring fees and charges that were incurred in connection with the acquisition and integration of the VendScreen business, and professional fees incurred in connection with the class action litigation and the special litigation committee investigation. Non-GAAP net earnings (loss) per common share is calculated by dividing non-GAAP net income (loss) by the number of weighted average shares outstanding. Management believes that non-GAAP net income (loss) is an important measure of USAT’s business. Non-GAAP net income (loss) is a non-GAAP financial measure which is not required by or defined under GAAP. The presentation of this financial measure is not intended to be considered in isolation or as a substitute for the financial measures prepared and presented in accordance with GAAP, including the net income or net loss of the Company or net cash used in operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with the Company’s net income or net loss as determined in accordance with GAAP, and are not a substitute for or a measure of the Company’s profitability or net earnings. Management believes that non-GAAP net income (loss) and non-GAAP net earnings (loss) per share are important measures of the Company's business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. We believe that this non-GAAP financial measure serves as a useful metric for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors’ overall understanding of our current and future financial performance. Additionally, the Company utilizes non-GAAP net income (loss) as a metric in its executive officer and management incentive compensation plans.

As used herein, Adjusted EBITDA represents net loss before interest income, interest expense, income taxes, depreciation, amortization, non-recurring fees and charges that were incurred in connection with the acquisition and integration of the VendScreen business, professional fees incurred in connection with the class action litigation incurred during the fiscal year, impairment charges related to our EnergyMiser asset trademarks, change in fair value of warrant liabilities, and stock-based compensation expense. We have excluded the non-operating item, change in fair value of warrant liabilities, because it represents a non-cash gain or charge that is not related to the Company’s operations. We have excluded the non-cash expense, stock-based compensation, as it does not reflect the cash-based operations of the Company. We have excluded the non-recurring costs and expenses incurred in connection with the VendScreen transaction in order to allow more accurate comparison of the financial results to historical operations. We have excluded the professional fees incurred in connection with the class action litigation as well as the trademark impairment charges because we believe that they represent a charge that is not related to the Company's operations. Adjusted EBITDA is a non-GAAP financial measure which is not required by or defined under GAAP. We use these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide useful information about our operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision making. The presentation of this financial measure is not intended to be considered in isolation or as a substitute for the financial measures prepared and presented in accordance with GAAP, including the net income or net loss of the Company or net cash used in operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with the Company’s net income or net loss as determined in accordance with GAAP, and are not a substitute for or a measure of the Company’s profitability or net earnings. Adjusted EBITDA is presented because we believe it is useful to investors as a measure of comparative operating performance. Additionally, the Company utilizes Adjusted EBITDA as a metric in its executive officer and management incentive compensation plans.

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

Forward-looking Statements:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the business strategy and the plans and objectives of USAT's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability of management to accurately predict or forecast future financial results, including earnings or taxable income of USAT; the incurrence by USAT of any unanticipated or unusual non-operational expenses which would require us to divert our cash resources from achieving our business plan; the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the ability of USAT to compete with its competitors to obtain market share; whether USAT's customers continue to utilize USAT's transaction processing and related services, as our customer agreements are generally cancelable by the customer on thirty to sixty days' notice; the ability of USAT to raise funds in the future through the sales of securities or debt financings in order to sustain its operations if an unexpected or unusual non-operational event would occur; the ability of USAT to use available data to predict future market conditions, consumer behavior and any level of cashless usage; the ability to prevent a security breach of our systems or services or third party services or systems utilized by us; whether any patents issued to USAT will provide USAT with any competitive advantages or adequate protection for its products, or would be challenged, invalidated or circumvented by others; the ability of USAT to operate without infringing or violating the intellectual property  rights of others; the ability of the Company to sell to third party lenders all or a portion of our finance receivables; the ability of a sufficient number of our customers to utilize third party financing companies under our QuickStart program which would improve our net cash used by operating activities; whether USAT experiences material weaknesses in its internal controls over financial reporting in  future periods, which would result in USAT not being able to accurately or timely report its financial condition or results of operations; and whether USAT's existing or anticipated customers purchase, rent or utilize ePort devices or our other products or services in the future at levels currently anticipated by USAT. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

Financial Schedules:

A.	Statements of Operations for the 3 Months and Fiscal Years Ended June 30, 2017 and June 30, 2016
B.	Five Quarter Select Key Performance Indicators
C.	Comparative Balance Sheets at June 30, 2017 and at June 30, 2016
D.	Five Quarter Statements of Operations and Adjusted EBITDA
E.	Five Quarter and YTD Selling, General, & Administrative Expenses
F.	Five Quarter Condensed Balance Sheets
G.	Five Quarter Statements of Cash Flows
H.
Five Quarter Reconciliation of Net Income/(Loss) to Non-GAAP Net Income (Loss) and Net Earnings/(Loss) Per Common Share - Basic and Diluted to Non-GAAP Net Earnings/(Loss) Per Common Share - Basic and Diluted

I.	Annual Reconciliation of Net Loss to Non-GAAP Net Loss and Net Loss Per Common Share - Basic and Diluted to Non-GAAP Net Loss Per Common Share - Basic and Diluted

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

(A)	Statement of Operations for the 3 Months and Fiscal Years Ended June 30, 2017 and June 30, 2016

	For the three months ended June 30,
($ in thousands, except shares and per share data)	2017	% of Sales	2016	% of Sales	Change	% Change

Revenues:
License and transaction fees	$18,679	54.5%	$15,263	69.6%	$3,416	22.4%
Equipment sales	15,610	45.5%	6,681	30.4%	8,929	133.6%
Total revenues	34,289	100.0%	21,944	100.0%	12,345	56.3%

Costs of sales/revenues:
Cost of services	12,545	67.2%	10,613	69.5%	1,932	18.2%
Cost of equipment	14,224	91.1%	5,548	83.0%	8,676	156.4%
Total costs of sales/revenues	26,769	158.3%	16,161	152.6%	10,608	65.6%

Gross profit	7,520	21.9%	5,783	26.4%	1,737	30.0%

Operating expenses:
Selling, general and administrative	6,844	20.0%	6,721	30.6%	123	1.8%
Depreciation and amortization	244	0.7%	208	0.9%	36	17.3%
Impairment of intangible asset	—	0.0%	432	2.0%	(432)	(100.0%)
Total operating expenses	7,088	20.7%	7,361	33.5%	(273)	(3.7%)

Operating income (loss)	432	1.3%	(1,578)	(7.2%)	2,010	(127.4%)

Other income (expense):
Interest income	95	0.3%	182	0.8%	(87)	(47.8%)
Interest expense	(291)	(0.8%)	(197)	(0.9%)	(94)	(47.7%)
Change in fair value of warrant liabilities	—	0.0%	18	0.1%	(18)	100.0%
Total other expense, net	(196)	(0.6%)	3	0.0%	(199)	(6633.3%)

Loss before (provision) benefit for income taxes	236	0.7%	(1,575)	(7.2%)	1,811	115.0%
Benefit (provision) for income taxes	7	0.0%	703	3.2%	(696)	99.0%

Net income (loss)	243	0.7%	(872)	(4.0%)	1,115	127.9%
Cumulative preferred dividends	—	0.0%	—	0.0%	—	0.0%
Net income (loss) applicable to common shares	$243	0.7%	$(872)	(4.0%)	$1,115	127.9%

Net income (loss) per common share - basic	$0.01		$(0.02)		$0.03	150.0%
Net income (loss) per common share - diluted	$0.01		$(0.02)		$0.03	150.0%

Basic weighted average number of common shares outstanding	40,331,993		37,325,681		3,006,312	8.1%
Diluted weighted average number of common shares outstanding	40,772,482		37,325,681		3,446,801	9.2%

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

	For the year ended June 30,
($ in thousands, except shares and per share data)	2017	% of Sales	2016	% of Sales	Change	% Change

Revenues:
License and transaction fees	$69,142	66.4%	$56,589	73.1%	$12,553	22.2%
Equipment sales	34,951	33.6%	20,819	26.9%	14,132	67.9%
Total revenues	104,093	100.0%	77,408	100.0%	26,685	34.5%

Costs of sales/revenues:
Cost of services	$47,053	68.1%	$38,089	67.3%	8,964	23.5%
Cost of equipment	30,394	87.0%	17,334	83.3%	13,060	75.3%
Total costs of sales/revenues	77,447	74.4%	55,423	71.6%	22,024	39.7%

Gross profit	26,646	25.6%	21,985	28.4%	4,661	21.2%

Operating expenses:
Selling, general and administrative	25,493	24.5%	22,373	28.9%	3,120	13.9%
Depreciation and amortization	1,018	1.0%	647	0.8%	371	57.3%
Impairment of intangible asset	—	0.0%	432	0.6%	(432)	(100.0%)
Total operating expenses	26,511	25.5%	23,452	30.3%	3,059	13.0%

Operating (loss) income	135	0.1%	(1,467)	(1.9%)	1,602	(109.2%)

Other income (expense):
Interest income	482	0.5%	320	0.4%	162	50.6%
Interest expense	(892)	(0.9%)	(600)	(0.8%)	(292)	(48.7%)
Change in fair value of warrant liabilities	(1,490)	(1.4%)	(5,674)	(7.3%)	4,184	73.7%
Total other expense, net	(1,900)	(1.8%)	(5,954)	(7.7%)	4,054	68.1%

Loss before (provision) benefit for income taxes	(1,765)	(1.7%)	(7,421)	(9.6%)	5,656	76.2%
(Provision) benefit for income taxes	(87)	(0.1%)	615	0.8%	(702)	114.1%

Net loss	(1,852)	(1.8%)	(6,806)	(8.8%)	4,954	72.8%
Cumulative preferred dividends	(668)	(0.6%)	(668)	(0.9%)	—	0.0%
Net loss applicable to common shares	(2,520)	(2.4%)	(7,474)	(9.7%)	$4,954	66.3%

Net loss per common share - basic and diluted	(0.06)		(0.21)		$0.15	71.4%

Weighted average number of common shares outstanding - basic and diluted	39,860,335		36,309,047		3,551,288	9.8%

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

(B)	Five Quarter Select Key Performance Indicators

	As of and for the three months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Connections:
Gross New Connections	70,000	40,000	25,000	22,000	33,000
% from Existing Customer Base	93%	88%	80%	86%	83%
Net New Connections	64,000	35,000	21,000	19,000	28,000
Total Connections	568,000	504,000	469,000	448,000	429,000

Customers:
New Customers Added	300	500	500	350	300
Total Customers	12,700	12,400	11,900	11,400	11,050

Volumes:
Total Number of Transactions (millions)	114.8	104.9	100.1	95.1	89.3
Transaction Volume (millions)	$225.6	$202.5	$191.5	$183.4	$169.0

Financing Structure of Connections:
JumpStart	6.7%	8.6%	6.8%	7.7%	6.5%
QuickStart & All Others *	93.3%	91.4%	93.2%	92.3%	93.5%
Total	100.0%	100.0%	100.0%	100.0%	0.0%

*Includes credit sales with standard trade receivable terms

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

(C)	Comparative Balance Sheets at June 30, 2017 and June 30, 2016

($ in thousands)	June 30, 2017	June 30, 2016	Change	% Change
Assets
Current assets:
Cash and Cash Equivalents	$12,745	$19,272	$(6,527)	(33.9%)
Accounts receivable, less allowance for doubtful accounts of $3,149 and $2,814, respectively	7,193	4,899	2,294	46.8%
Finance receivables, less allowance for doubtful accounts of $19 and $0, respectively	11,010	3,588	7,422	206.9%
Inventory	4,586	2,031	2,555	125.8%
Prepaid expenses and other current assets	968	987	(19)	(0)
Total current assets	36,502	30,777	5,725	18.6%

Finance receivables, less current portion	8,607	3,718	4,889	131.5%
Other assets	687	348	339	97.4%
Property and equipment, net	12,111	9,765	2,346	24.0%
Deferred income taxes	27,670	27,724	(54)	(0.2%)
Intangibles, net	622	798	(176)	(22.1%)
Goodwill	11,492	11,703	(211)	(1.8%)
Total assets	$97,691	$84,833	$12,858	15.2%

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$16,054	$12,354	$3,700	29.9%
Accrued expenses	4,130	3,458	672	19.4%
Line of credit, net	7,036	7,119	(83)	(1.2%)
Capital lease obligations and current obligations under long term debt	3,230	629	2,601	413.5%
Income taxes payable	10	18	(8)	(44.4%)
Warrant liabilities	—	3,739	(3,739)	(100.0%)
Deferred gain from sale-leaseback transactions	239	860	(621)	(72.2%)
Total current liabilities	30,699	28,177	2,522	9.0%

Long-term liabilities
Capital lease obligations and long term debt, less current portion	1,061	1,576	(515)	(32.7%)
Accrued expenses, less current portion	53	15	38	253.3%
Deferred gain from sale-leaseback transactions, less current portion	100	40	60	150.0%
Total long-term liabilities	1,214	1,631	(417)	(25.6%)
Total liabilities	31,913	29,808	2,105	7.1%

Shareholders' equity:
Preferred stock, no par value	—	—	—	0.0%
Series A convertible preferred stock	3,138	3,138	3,138	100.0%
Common stock, no par value	245,999	233,394	12,605	5.4%
Accumulated deficit	(183,359)	(181,507)	(1,852)	(1.0%)
Total shareholders' equity	65,778	55,025	13,891	25.2%
Total liabilities and shareholders' equity	$97,691	$84,833	$15,996	18.9%

Net working capital	$5,803	$2,600	$3,203	123.2%

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

(D)	Five Quarter Statements of Operations and Adjusted EBITDA

	For the three months ended
($ in thousands) (unaudited)	June 30, 2017	% of Sales	March 31, 2017	% of Sales	December 31, 2016	% of Sales	September 30, 2016	% of Sales	June 30, 2016	% of Sales
Revenues:
License and transaction fees	$18,679	54.5%	$17,459	76.5%	$16,639	75.8%	$16,365	69.6%	$15,263	72.3%
Equipment Sales	15,610	45.5%	9,001	23.5%	5,117	24.2%	5,223	30.4%	6,681	27.7%
Total revenue	34,289	100.0%	26,460	100.0%	21,756	100.0%	21,588	100.0%	21,944	100.0%

Costs of sales/revenues:
License and transaction fees	12,545	67.2%	11,876	68.4%	11,389	68.7%	11,243	69.5%	10,614	65.9%
Equipment sales	14,224	91.1%	7,959	78.8%	4,033	80.0%	4,178	83.0%	5,547	88.5%
Total costs of sales/revenues	26,769	78.1%	19,835	70.9%	15,422	71.4%	15,421	73.6%	16,161	72.1%

Gross Profit:
License and transaction fees	6,134	32.8%	5,583	31.6%	5,250	31.3%	5,122	30.5%	4,649	34.1%
Equipment sales	1,386	8.9%	1,042	21.2%	1,084	20.0%	1,045	17.0%	1,134	11.5%
Total gross profit	7,520	21.9%	6,625	29.1%	6,334	28.6%	6,167	26.4%	5,783	27.9%

Operating expenses:
Selling, general and administrative	6,844	20.0%	5,947	26.6%	5,793	32.0%	6,909	30.6%	6,721	29.9%
Depreciation	244	0.7%	259	1.4%	307	1.0%	208	0.9%	208	0.8%
Impairment of intangible asset	—	0.0%	—	0.0%	—	0.0%	—	2.0%	432	0.0%
Total operating expenses	7,088	20.7%	6,206	28.0%	6,100	33.0%	7,117	33.5%	7,361	30.8%

Operating income (loss)	432	1.3%	419	1.1%	234	-4.4%	(950)	-7.2%	(1,578)	-2.9%

Other income (expense):
Interest income	95	0.3%	114	0.9%	200	0.3%	73	0.8%	182	0.3%
Interest expense	(291)	-0.8%	(188)	-0.9%	(201)	-1.0%	(212)	-0.9%	(197)	-0.9%
Change in fair value of warrant liabilities	—	0.0%	—	0.0%	—	-6.9%	(1,490)	0.1%	18	-23.6%
Total other (expense) income , net	(196)	-0.6%	(74)	0.0%	(1)	-7.5%	(1,629)	0.0%	3	-24.2%

Income (loss) before provision for income taxes	236	0.7%	345	1.1%	233	-11.9%	(2,579)	-7.2%	(1,575)	-27.1%
(Provision) benefit for income taxes	7	0.0%	(209)	0.0%	—	0.5%	115	3.2%	703	0.5%

Net income (loss)	243	0.7%	136	1.1%	233	-11.4%	(2,464)	-4.0%	(872)	-26.6%

Less interest income	(95)	-0.3%	(114)	-0.9%	(200)	-0.3%	(73)	-0.8%	(182)	-0.3%
Plus interest expenses	291	0.8%	188	0.9%	201	1.0%	212	0.9%	197	0.9%
Plus income tax expense	(7)	0.0%	209	0.0%	—	-0.5%	(115)	-3.2%	(703)	-0.5%
Plus depreciation expense	1,768	5.2%	1,165	5.6%	1,220	5.8%	1,257	5.8%	1,272	5.8%
Plus amortization expense	43	0.1%	45	0.2%	43	0.2%	44	0.2%	44	0.2%
Plus (less) change in fair value of warrant liabilities	—	0.0%	—	0.0%	—	6.9%	1,490	-0.1%	(18)	23.6%
Plus stock-based compensation	538	1.6%	233	1.1%	233	1.0%	211	0.9%	198	0.7%
Plus intangible asset impairment	—	0.0%	—	0.0%	—	0.0%	—	2.0%	432	0.0%
Plus VendScreen non-recurring charges	—	0.0%	—	0.0%	8	0.5%	101	1.2%	258	2.3%
Plus litigation related professional fees	—	0.0%	—	0.0%	—	0.2%	33	0.0%	—	0.5%
Adjusted EBITDA	$2,781	8.1%	$1,862	8.0%	$1,738	3.2%	$696	2.9%	$626	6.6%

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

(E)	Five Quarter and YTD Selling, General, & Administrative Expenses

	Three months ended
($ in thousands)	June 30, 2017	% of SG&A	March 31, 2017	% of SG&A	December 31, 2016	% of SG&A	September 30, 2016	% of SG&A	June 30, 2016	% of SG&A
Salaries and benefit costs	$3,027	44.2%	$3,060	49.2%	$2,849	49.2%	$3,129	45.3%	$3,050	45.4%
Marketing related expenses	731	10.7%	569	10.0%	578	10.0%	329	4.8%	635	9.4%
Professional services	2,092	30.6%	1,472	20.9%	1,213	20.9%	2,520	36.5%	1,533	22.8%
Bad debt expense	187	2.7%	127	6.1%	352	6.1%	97	1.4%	470	7.0%
Premises, equipment and insurance costs	630	9.2%	482	8.6%	498	8.6%	499	7.2%	555	8.3%
Research and development expenses	53	0.8%	95	3.0%	173	3.0%	124	1.8%	123	1.8%
VendScreen non-recurring charges	—	0.0%	—	0.1%	8	0.1%	101	1.5%	258	3.8%
Litigation related professional fees	—	0.0%	—	0.0%	—	0.0%	33	0.5%	51	0.8%
Other expenses	123	1.8%	142	2.1%	122	2.1%	77	1.1%	46	0.7%
Total SG&A expenses	$6,843	100%	$5,947	100%	$5,793	100%	$6,909	100%	$6,721	100%

Total Revenue	$34,289		$26,460		$21,756		$21,588		$21,944
SG&A expenses as a percentage of revenue	20.0%		22.5%		26.6%		32.0%		30.6%

	For the year ended
($ in thousands)	June 30, 2017	% of SG&A	June 30, 2016	% of SG&A

Salaries and benefit costs	$12,065	47.3%	$11,282	50.4%
Marketing related expenses	2,207	8.7%	1,665	7.4%
Professional services	7,297	28.6%	4,410	19.7%
Bad debt expense	764	3.0%	1,450	6.5%
Premises, equipment and insurance costs	2,109	8.3%	1,761	7.9%
Research and development expenses	445	1.7%	482	2.2%
VendScreen non-recurring charges	109	0.4%	842	3.8%
Litigation related professional fees	33	0.1%	156	0.7%
Other expenses	464	1.8%	325	1.5%
Total SG&A expenses	$25,493	100.0%	$22,373	100.0%

Total Revenue	$104,093		$77,408
SG&A expenses as a percentage of revenue	24.5%		28.9%

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

(F)	Five Quarter Condensed Balance Sheets

($ in thousands) (unaudited)	June 30, 2017	March 31, 2017	December 31, 2016	September 30 2016	June 30, 2016

Assets
Current assets:
Cash and Cash Equivalents	$12,745	$17,780	$18,034	$18,198	$19,272
Accounts receivable, less allowance for doubtful accounts	7,193	6,734	6,796	5,840	4,899
Finance receivables, less allowance for credit losses	11,010	2,057	1,442	3,349	3,588
Inventory, net	4,586	4,147	4,786	4,264	2,031
Other current assets	968	1,628	1,764	1,439	987
Total current assets	36,502	32,346	32,822	33,090	30,777

Finance receivables, less current portion	8,607	7,548	3,956	3,962	3,718
Other assets	687	137	145	163	348
Property and equipment, net	12,111	9,173	9,433	9,570	9,765
Deferred income taxes	27,670	27,630	27,839	27,839	27,724
Intangibles, Net	622	666	711	754	798
Goodwill	11,492	11,492	11,492	11,703	11,703
Total assets	$97,691	$88,992	$86,398	$87,081	$84,833

Liabilities and shareholders' equity
Current liabilities:
Accounts payable and accrued expenses	$20,184	$14,640	$12,002	$12,605	$15,812
Line of credit, net	7,036	7,021	7,078	7,258	7,119
Warrant Liabilities	-	-	-	-	3,739
Other current liabilities	3,479	1,041	1,242	1,527	1,507
Total current liabilities	30,699	22,702	20,322	21,390	28,177
Long-term liabilities
Total long-term liabilities	1,214	1,291	1,446	1,528	1,631
Total liabilities	31,913	23,993	21,768	22,918	29,808

Shareholders' equity:
Total shareholders' equity	65,778	64,999	64,630	64,163	55,025
Total liabilities and shareholders' equity	$97,691	$88,992	$86,398	$87,081	$84,833

Total current assets	$36,502	$32,346	$32,822	$33,090	$30,777
Total current liabilities	30,699	22,702	20,322	21,390	28,177
Net working capital	$5,803	$9,644	$12,500	$11,700	$2,600

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

(G)	Five Quarter Statements of Cash Flows

	Three months ended
($ in thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
OPERATING ACTIVITIES:
Net (loss) income	$243	$136	$233	$(2,464)	$(872)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Non-cash stock-based compensation	536	233	233	211	198
Gain on disposal of property and equipment	(118)	(28)	(31)	—	(110)
Non-cash interest and amortization of debt discount	15	72	(79)	105	13
Bad debt expense	187	127	352	97	470
Depreciation and amortization	1,817	1,210	1,263	1,301	1,315
Impairment of intangible asset	—	—	—	—	432
Change in fair value of warrant liabilities	—	—	—	1,490	(18)
Deferred income taxes, net	(40)	209	—	(115)	(748)
Recognition of deferred gain from sale-leaseback transactions	86	(216)	(215)	(215)	(215)
Changes in operating assets and liabilities:
Accounts receivable	(600)	(41)	(1,309)	(1,038)	2,977
Finance receivables	(10,006)	(4,232)	2,125	(5)	(2,587)
Inventory	(357)	647	(467)	(2,223)	(82)
Prepaid expenses and other assets	102	136	(318)	(224)	(397)
Accounts payable and accrued expenses	5,649	2,601	(664)	(3,175)	444
Income taxes payable	10	(6)	(1)	(10)	453
Net change in operating assets and liabilities	(5,202)	(895)	(634)	(6,675)	808
Net cash provided (used) by operating activities	(2,476)	848	1,122	(6,265)	1,273

INVESTING ACTIVITIES:
Purchase and additions of property and equipment, including rentals	(1,223)	(874)	(1,134)	(810)	(207)
Proceeds from sale of property and equipment	243	44	61	—	265
Cash paid for assets acquired from VendScreen	—	—	—	—	—
Net cash provided by (used in) investing activities	(980)	(830)	(1,073)	(810)	58

FINANCING ACTIVITIES:
Cash used for the retirement of common stock	—	—	—	(31)	(173)
Proceeds from exercise of common stock warrants	—	—	—	6,193	138
Deferred financing costs	—	(90)	—	—	3,237
Proceeds (payments) from line of credit, net	(106)	—	—	—	—
Repayment of long-term debt	(1,473)	(182)	(213)	(161)	(162)
Net cash (used in) provided by financing activities	(1,579)	(272)	(213)	6,001	3,040

Net (decrease) increase in cash	(5,035)	(254)	(164)	(1,074)	4,371
Cash at beginning of period	17,780	18,034	18,198	19,272	14,901
Cash at end of period	$12,745	$17,780	$18,034	$18,198	$19,272

Supplemental disclosures of cash flow information:
Interest paid in cash	$207	$59	$382	$87	$147
Income taxes paid in cash (refund), net	$(305)	$—	$—	$—	$501
Reclass of rental program property to inventory, net	$82	$8	$(55)	$(11)	$415
Prepaid items financed with debt	$—	$—	$—	$54	$—
Equipment and property acquired under capital lease	$3,573	$54	$18	$254	$—

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

(H)
Five Quarter Reconciliation of Net Income/(Loss) to Non-GAAP Net Income (Loss) and Net Income/(Loss) Per Common Share – Basic and Diluted to Non-GAAP Net Income/(Loss) Per Common Share – Basic and Diluted

	Three months ended
($ in thousands) (unaudited)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

Net income (loss)	$243	$136	$233	$(2,464)	$(872)
Non-GAAP adjustments:
Non-cash portion of income tax provision	(40)	209	-	(115)	(792)
Change in fair value of warrant adjustment	-	-	-	1,490	(18)
VendScreen non-recurring charges	-	-	8	101	258
Litigation related professional fees	-	-	-	33	51
Non-GAAP net income (loss)	$203	$345	$241	$(955)	$(1,373)

Net income (loss)	$243	$136	$233	$(2,464)	$(872)
Cumulative preferred dividends	-	(334)	-	(334)	-
Net (loss) income applicable to common shares	$243	$(198)	$233	$(2,798)	$(872)

Non-GAAP net income (loss)	$203	$345	$241	$(955)	$(1,373)
Cumulative preferred dividends	-	(334)	-	(334)	-
Non-GAAP net income (loss) applicable to common shares	$203	$11	$241	$(1,289)	$(1,373)

Net earnings (loss) per common share - basic and diluted	$0.01	$(0.00)	$0.01	$(0.07)	$(0.02)
Non-GAAP net earnings (loss) per common share - basic and diluted	$0.01	$(0.00)	$0.01	$(0.03)	$(0.04)
Basic weighted average number of common shares outstanding	40,331,993	40,327,697	40,308,934	38,488,005	37,325,681
Diluted weighted average number of common shares outstanding	40,772,482	40,327,697	40,730,712	38,488,005	37,325,681

See discussion of Non-GAAP financial measures later in this document

USA Technologies Announces Fourth Quarter and Fiscal Year 2017 Financial Results

(I)	Annual Reconciliation of Net Loss to Non-GAAP Net Loss and Net Loss Per Common Share - Basic and Diluted to Non-GAAP Net Loss Per Common Share - Basic and Diluted

	Year ended
($ in thousands) (unaudited)	June 30, 2017	June 30, 2016

Net Loss	$(1,852)	$(6,806)
Non-GAAP adjustments:
Non-cash portion of income tax provision	54	(579)
Change in fair value of warrant adjustment	1,490	5,674
VendScreen non-recurring charges	109	842
Litigation related professional fees	33	156
Non-GAAP net income (loss)	$(166)	$(713)

Net income (loss)	$(1,852)	$(6,806)
Cumulative preferred dividends	(668)	(668)
Net (loss) income applicable to common shares	$(2,520)	$(7,474)

Non-GAAP net income (loss)	$(166)	$(713)
Cumulative preferred dividends	(668)	(668)
Non-GAAP net income (loss) applicable to common shares	$(834)	$(1,381)

Net earnings (loss) per common share - basic and diluted	$(0.06)	$(0.21)
Non-GAAP net earnings (loss) per common share - basic and diluted	$(0.02)	$(0.04)
Basic weighted average number of common shares outstanding	39,860,335	36,309,047
Diluted weighted average number of common shares outstanding	39,860,335	36,309,047

See discussion of Non-GAAP financial measures later in this document

Investor Contact:
Monica Gould
The Blueshirt Group
Tel: +1 212-871-3927
monica@blueshirtgroup.com

Lindsay Savarese
The Blueshirt Group
Tel: +1 212-331-8417
lindsay@blueshirtgroup.com

Source: USA Technologies, Inc.
F-USAT